SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:
     /X/  Preliminary Information Statement
     / /  Definitive Information Statement

                              MAXIMUM AWARDS, INC.
                  (Name of Registrant As Specified In Charter)


  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment  of Filing Fee (Check the appropriate box):
     /X/  No fee required.
     / /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

               Common Stock, par value $0.001 per share

     2)   Aggregate number of securities to which transaction applies:

               32,451,900 shares of Common Stock

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:


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


                              Maximum Awards, Inc.
                             326 Old Cleveland Road
                                   Coorparoo,
                           Queensland 4151, Australia
                                  617 33193110

                    Notice of Written Consent of Stockholders
                                November 1, 2006

Stockholders of MAXIMUM AWARDS, INC.:

       This Information Statement is circulated to advise the stockholders of action already approved by written consent of the stockholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

       The actions to be effective twenty days after the mailing of this Information Statement are as follows:

       1. Effect a 1-for-15 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares.

       Attached hereto for your review is an Information Statement relating to the above-described actions.

                                           By Order of the Board of Directors,


                                           /s/ Maxwell Thomas
                                           ---------------------------
                                           Maxwell Thomas
                                           Chief Executive Officer and
                                           Chief Financial Officer



November 1, 2006

                              MAXIMUM AWARDS, INC.
                              --------------------

                              INFORMATION STATEMENT
                              ---------------------

This Information Statement, which is being mailed to stockholders on or about November 1, 2006, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by the management of Maximum Awards, Inc. (the "Company"). Maximum Awards, Inc., a Nevada corporation, for use in connection with certain actions to be taken by the written consent by the holders of the majority of the outstanding voting capital stock of the Company. The actions to be taken pursuant to the written consent shall be effective on or about December 4, 2006, twenty days after the mailing of this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $0.001 per share (the "Common Stock"), of Maximum Awards, Inc., a Nevada Corporation (the "Company"), to notify such Stockholders that on or about October 19, 2006, the Company received written consents in lieu of a meeting of Stockholders from holders of 17,559,000 shares representing approximately 54% of the 32,451,900 shares of the total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders") 1-for-15 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock.

On October 19, 2006, the Board of Directors of the Company approved the Amendment, subject to Stockholder approval. The Majority Stockholders approved the Amendment by written consent in lieu of a meeting on October 19, 2006 in accordance with the Nevada Business Corporation Act. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments.


            THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
               AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER
                   ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

       NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of the holders of the majority of the outstanding voting capital stock of the Company in lieu of a special meeting of the stockholders. The following action will be effective on or about December 4, 2006:

       1. Effect a 1-for-15 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares.

                       THE APPROXIMATE DATE OF MAILING OF
                 THIS INFORMATION STATEMENT IS NOVEMBER 13, 2006

       Stockholders of record at the close of business on November 13, 2006 (the "Record Date") are entitled to notice of the action to be effective on or about December 4, 2006. As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of which 32,451,900 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

       Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the stockholders. We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on December 4, 2006.

       This Information Statement will serve as written notice to stockholders pursuant to the Nevada Revised Statutes.

       Our stockholders are not entitled to appraisal rights under the Nevada Revised Statutes in connection with the reverse stock split or the transfer of all assets and liabilities.


                   CURRENT INFORMATION REGARDING THE COMPANY
                   -----------------------------------------

The following is a description of the current operations of the Company.

About Our Company
-----------------

       Maximum Awards, Inc. operates a loyalty and rewards program known as Maximum Awards. Under this program, consumers earn points by purchasing products and services from a range offered by the Company's subsidiaries, Global Business and Travel Easy, or program partners. Accumulated points then can be redeemed to acquire additional desired products or services from the same list of such items offered by the Company's subsidiaries. The Company's subsidiary, Global Business, maintains a catalogue of available goods and services which a member can purchase, or acquire through the redemption of points. Travel Easy is a licensed travel agency which services the public and also allows members to purchase travel services or redeem points for airline tickets or travel packages.

How We Are Organized
--------------------

       Maximum Awards, Inc, formerly known as Rising Fortune Incorporated (the "Company"), was incorporated in the State of Nevada on March 7, 1995. The Company was inactive between 1996 and 2000. In 2000 the Company entered into an agreement to distribute product. However, the agreement never materialized and the Company continued to remain inactive until November 18, 2003. On November 19, 2003, the Company amended its Articles of Incorporation to change its name to Maximum Awards, Inc.

       On December 9, 2003, the Company entered into a definitive Share Exchange Agreement (the "Agreement") with Maximum Awards Pty Ltd., an Australian corporation operating a consumer rewards program, whereby the Company acquired all of the issued and outstanding shares of the Subsidiary in exchange for 22,000,000 common shares and 1,000,000 preferred shares Series "A" of the Company. The preferred shares Series "A" are non-participating, but each share is entitled to 50 votes in a general meeting. In addition, the Company issued 2,200,000 common shares as a finder's fee for assistance in the acquisition of the Subsidiary. As a result of the Agreement, the shareholder of Maximum Awards Pty Ltd. controls 96% of the Company. While the Company is the legal parent, as a result of the reverse takeover, Maximum Awards Pty Ltd. became the parent company for accounting purposes.

       On June 1, 2004, the Company, through its subsidiary, Maximum Awards Pty Ltd., acquired 100% of the issued and outstanding share capital of both Global Business Group Australia Pty Ltd. ("Global Business") and Travel Easy Holidays Pty Ltd. ("Travel Easy") from the directors of the respective companies for $1.00. Global Business and Travel Easy are controlled by the same shareholder, who controls the Company and Maximum Awards Pty Ltd. As such, this transfer of equity interests between common controlled entities is accounted for as a recapitalization of the Company.

Market For Common Equity And Other Stockholder Matters
------------------------------------------------------


                    RECOMMENDATION OF THE BOARD OF DIRECTORS
                    ----------------------------------------

       The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the acquisition of additional businesses. In order to facilitate such transaction, the Board has determined that the capitalization structure of the Company should be simplified. No assurances can be given that such acquisitions will be achieved.

       Accordingly, it is the Board's opinion that the restructuring transactions described above would better position the Company to attract potential business candidates and provide the stockholders of the Company with the greatest potential return. The Board approved the above actions on October 19, 2006, pending shareholder approval.


                               ACTIONS TO BE TAKEN
                               -------------------

       This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

                  DECREASE THE NUMBER OF ISSUED AND OUTSTANDING
                  ---------------------------------------------
                           SHARES OF OUR COMMON STOCK
                           --------------------------

General
-------

       The Board approved resolutions to effect a one-for-fifteen stock split. Under this reverse stock split each fifteen shares of our Common Stock will be converted automatically into one share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50 and the fractional shares shall be issued. The effective date of the reverse stock split will be December 4, 2006.

       PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

Purpose and Material Effects of the Reverse Stock Split
-------------------------------------------------------

       The Board of Directors believes that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates. The Board of Directors had proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

       When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. For example, a company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that that company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 share at $.05 after the split. In either case, his stock will be worth $100. He's no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive merger target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

       We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

       The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, stockholders will be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50 and the fractional share will be cancelled.

       The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 32,451,900 shares as of November 1, 2006 to approximately 2,163,460 shares (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares of Common Stock will not be affected.

       The reverse split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the cancellation of fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

       Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by fifteen). While we expect that the reverse split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the reverse split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

Procedure for Exchange of Stock Certificates
--------------------------------------------

       The reverse split will become effective on December 4, 2006 which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

       Our transfer agent, Nevada Agency and Trust, will act as exchange agent for purposes of implementing the exchange of stock certificates and payment of fractional share interests. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

       Our stockholders are not entitled to appraisal rights under the Nevada Revised Statutes in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Fractional Shares
-----------------

       We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50. To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to holders of a fractional share .50 or greater and cancel the fractional shares without issuing an additional shares to holders of a fractional share less than .50.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Summary of Reverse Stock Split
------------------------------

Below is a brief summary of the reverse stock split:

   o The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every fifteen pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

   o Stockholders of record of the Common Stock as of November 13, 2006 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 15 pre-split shares outstanding.

   o As a result of the reduction of the Common Stock the pre-split total of issued and outstanding shares of 32,451,900 shall be consolidated to a total of approximately 2,163,460 issued and outstanding shares (depending on the number of fractional shares that are be issued or cancelled)

   o The Company's authorized number of common stock shall remain at 100,000,000 shares of the Common Stock.

       This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

                           DESCRIPTION OF SECURITIES
                           -------------------------

       The following is a summary description of our capital stock and certain provisions of our certificate of incorporation and by-laws, copies of which have been incorporated by reference as exhibits to the registration statement of which this prospectus forms a part. The following discussion is qualified in its entirety by reference to such exhibits.

General
-------

       Our authorized capital stock consists of 100,000,000 shares of common stock, par value $.001 per share and ten million (100,000,000) shares of Preferred Stock at $.001 par value per share.

Common Stock
------------

       The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our certificate of incorporation and by-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of our common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of common stock are fully-paid and non-assessable.

Preferred Stock
---------------

       The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.


                                   MANAGEMENT
                                   ----------

Directors and Executive Officers
--------------------------------

       The following sets forth the age and position held by our sole director and sole executive officer as of the date of this prospectus:

Name                       Age          Positions and Offices Held
----                       ---          --------------------------

Maxwell Thomas             45           CEO, CFO, and Director
Michael Sullivan           46           Director

The following is a biographical summary of the directors and officers of the
Company:

       Maxwell A. Thomas, Age 45 (Chief Executive Officer and Chief Financial Officer). Mr. Thomas has been involved in the European and Australian travel industries for more than 20 years. Having worked in the travel industry in Europe for 20 years, Mr. Thomas returned to Australia in 1998 when he established a consultancy business. Over the last 5 years he has advised Australian travel companies entering international markets. Specifically, Mr. Thomas worked for Flight Centre LTD ASX FTL from 1998 to 1999 as a Special Projects Manager. From 1999 to 2000, Mr. Thomas worked as the Director of Marketing for Pangaea Corporation. From 2000 until 2002 he has developed the loyalty program which is the basis of the Company's program. From 2002 to present, he has actively worked at and promoted the Company's business.

       Michael Sullivan, Age 46 (Director). Mr. Sullivan has directed his career into the specialized area of travel publishing over the past 15 years. His background includes editing and managing regional newspapers in Australia for Rural Press Ltd and operating his own press photography business. Mr. Sullivan concentrated on travel and business magazine publishing throughout his seven years based in Hong Kong as Editor-in-Chief of the Times Publishing (Far East Trade Press) travel division, responsible for the travel industry magazine Travel News Asia, specialist executive travel title Arrival magazine, the annual Golf Vacations and in-room magazine Inn Asia (for Holiday Inns). Mr. Sullivan is a regular writer for the Economist Intelligence Unit and has written a regular piece for Time magazine since 1997. From 1997 to 1999 Mr. Sullivan was the Editor in Charge for Travel Publishing Pty Ltd based in Brisbane, Australia. From 1999 through the present, Mr. Sullivan has been a director of Post Haste Graphics and Screamer Media, both of which are involved in publishing digital printing in Brisbane, Australia.


                                BOARD COMMITTEES
                                ----------------

       Our Board has established no committees. Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, all of the Company's executive officers, directors and greater than 10% beneficial owners of its common Stock, have complied with Section 16(a) filing requirements applicable to them during the Company's most recent fiscal year.


                             SECURITY OWNERSHIP OF
                             ---------------------
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

       The table below sets forth, as of October 31, 2006, the shares of our voting capital stock beneficially owned by each person, including management, known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock. This does not include shares of preferred stock converted into common shares subsequent to the Record Date.

       All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

                                           Number of Shares
Name of Beneficial Owner/                  of Common Stock       % of Beneficial
Identity of Group                         Beneficially Owned        Ownership
-----------------                         ------------------     ---------------

Maxwell Thomas for  Vieles Geld Trust          9,539,000                29.3

Michael Sullivan for Cutan Trust and
 Posthaste Pty Ltd                             3,980,000                12.2

Lorraine& Klaus Krueger                        1,740,000                 5.3

Maxjam Pty Ltd                                 2,609,000                 8.0

Pollack , Walter & Barbara                     2,000,000                 6.2


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS
                    -----------------------------------------

       Nevada Revised Statutes 78.7502 (1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amount paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

       NRS 78.7502 (2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

       NRS 78.7502 (3) Provide that, to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 78.7502 (1) or 78.7502 (2), or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

       NRS 78.751 provides that authorization is required for discretionary indemnification of directors, officers, employees or agents, advancement of expenses to those parties and a limitation on indemnification and advancement of expenses.

       NRS 78.751 (1) provides that any discretionary indemnification under NRS 78.7502, unless ordered by a court or advancement pursuant to subsection 2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

  (a)  By the stockholders;

  (b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

  (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

  (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

       NRS 78.751 (2) provides that the articles of incorporation, the by-laws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

       NRS 78.751 (3) provides that the indemnification and advancement of expenses authorized in or ordered by a court pursuant to NRS 78.751:

  (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

  (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person. Articles of Incorporation

       Our Articles of Incorporation, as amended, limit the personal liability of directors and officers from damages for breach of fiduciary duty as a director or officer but such provision does not eliminate or limit the liability of a director or officer for:

  (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

  (ii) the payments of distributions in violation of NRS 78.300.

SEC Policy on Indemnification

       Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.


          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION
          ------------------------------------------------------------

       This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2005. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.


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

                             ADDITIONAL INFORMATION
                             ----------------------

       If you have any questions about the actions described above, you may contact Gregg E. Jaclin, Esq., Anslow & Jaclin, LLP, 4400 Route 9, 2nd Floor, Freehold, New Jersey 07728.

       We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

       We filed our annual report for the fiscal year ended December 31, 2005 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to Gregg E. Jaclin, Anslow & Jaclin, LLP, 4400 Route 9, 2nd Floor, Freehold, New Jersey 07728. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.


                      INFORMATION INCORPORATED BY REFERENCE
                      -------------------------------------

       The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

       Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and Quarterly Reports on Form 10-QSB for the quarterly periods ending March 31, 2006 and June 30, 2006.

       All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

       Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

       This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT
                      -------------------------------------

       The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

       Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                              By Order of the Board of Directors

                                              /s/ Maxwell Thomas
                                              ------------------------------
                                              Maxwell Thomas
                                              Chief Executive Officer and
                                              Chief Financial Officer

November 1, 2006










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